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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 16, 2023
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 350,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

5930 Balsom Ridge Road
Denver, North Carolina 28037
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.     Submission of Matters to a Vote of Security Holders

(a) On August 16, 2023, the Company held its 2023 Annual Meeting of Stockholders. Of the 2,817,754 shares of the Company’s common stock outstanding and entitled to vote, 2,619,417 shares, or 92.96%, were represented at the meeting.

(b) During the annual meeting, the Company's stockholders voted on the following matters:

Proposal 1. Election of Directors

Votes For	Votes Withheld	Broker Non-Votes
Raymond E. Cabillot	2,148,999	23,266	447,152
William R. Foudray	1,930,912	241,353	447,152
Gary S. Kohler	2,170,767	1,498	447,152
Peter McClung	2,148,999	23,266	447,152
Nicholas J. Swenson	2,171,160	1,105	447,152
Travis Swenson Jamie Thingelstad	2,170,935 2,171,160	1,330 1,105	447,152 447,152
Proposal 2. Advisory vote to approve the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,165,729	6,194	342	447,152

Proposal 3. Adopt an amendment to the Company’s Certificate of Incorporation to allow for the exculpation of Officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,166,541	4,688	1,036	447,152

Proposal 4. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024.

Votes For	Votes Against	Abstain
2,619,172	70	175

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2023

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer